UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

CENAQ Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4550 Post Oak Place Dr., Suite 300 Houston, TX	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 820-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-quarters of one warrant	CENQU	The NASDAQ Stock Market LLC

Class A common stock, par value $0.0001 per share	CENQ	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 12, 2022, CENAQ Energy Corp. (“CENAQ”) issued a press release announcing that its board of directors has elected to extend the date by which CENAQ has to consummate a business combination from August 17, 2022 to November 16, 2022 (the “Extension”), as permitted under CENAQ’s third amended and restated certificate of incorporation. CENAQ must complete an initial business combination within 12 months from the closing of its initial public offering on August 17, 2021 (the “Initial Combination Period”), which may be extended by three months if it files a proxy statement, registration statement or similar filing for an initial business combination within the Initial Combination Period. CENAQ filed a preliminary proxy statement in connection with its previously announced business combination with Bluescape Clean Fuels Intermediate Holdings, LLC (“Bluescape”) with the Securities and Exchange Commission (the “SEC”) on August 12, 2022. The Extension provides CENAQ with additional time to complete its initial business combination.

CENAQ may elect to extend the period to consummate an initial business combination for another three months from November 17, 2022 to February 16, 2023 if CENAQ Sponsor LLC deposits 1% of the gross proceeds of CENAQ’s initial public offering, or $1,725,000, into CENAQ’s trust account for its public stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, CENAQ has filed with the SEC a preliminary proxy statement. CENAQ also plans to file other documents with the SEC regarding the proposed transaction. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the shareholders of CENAQ. SHAREHOLDERS OF CENAQ ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement and other documents containing important information about CENAQ and Bluescape once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

CENAQ and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CENAQ in connection with the proposed transaction. Bluescape and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of CENAQ is set forth in CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, CENAQ’s and Bluescape’s ability to consummate the transaction, the benefits of the transaction, CENAQ’s and Bluescape’s future financial performance following the transaction, as well as CENAQ’s and Bluescape’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on CENAQ and Bluescape management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, CENAQ and Bluescape disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. CENAQ and Bluescape caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of CENAQ and Bluescape. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed transactions or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of CENAQ for the proposed transactions is not obtained; the failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in its consummation; the amount of redemption requests made by CENAQ’s stockholders; the occurrence of events that may give rise to a right of one or both of CENAQ and Bluescape to terminate the definitive agreements related to the proposed business combination; the risks related to the growth of Bluescape’s business and the timing of expected business milestones; and the effects of competition on Bluescape’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither CENAQ nor Bluescape presently know or that CENAQ and Bluescape currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact CENAQ’s expectations and projections can be found in CENAQ’s periodic filings with the SEC, including CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, any subsequently filed Quarterly Report on Form 10-Q and the preliminary proxy statement filed on August 12, 2022. CENAQ’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release dated August 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENAQ ENERGY CORP.

	By:	/s/ J. Russell Porter
	Name:	J. Russell Porter
	Title:	Chief Executive Officer

Dated: August 12, 2022